Income Taxes	12 Months Ended
Mar. 31, 2012
Income Taxes
14.	Income Taxes

The difference between taxes at actual rates and the federal statutory rate was as follows:

	Year Ended	Year Ended
	March 31	March 31
	2012	2011

Statutory Federal Income Taxes	(10,086)	(2,528)
State income taxes, net of federal benefit	(1,447)	(440)
Write down of goodwill and other perm diff	1,790	535
Foreign Expense	88	(809)
Increase in Valuation Allowance	9,765	2,680
Income tax provision (benefit)	110	(562)
Less discontinued Operations	-	809
Income tax provision (benefit) for Continuing Ops	110	247

Deferred tax assets and liabilities consist of the following:

	Year Ended	Year Ended
	March 31,	March 31,
	2012	2011

Net Operating Loss Carryforward	24,188	22,891
Amortization of Intangible Asset	(1,404)	(1,404)
Stock-based compensation	11,735	3,358
Credit Carryforwards	(248)	-
Other	54	(15)
Deferred Tax	34,326	24,830
Valuation Allowance	(34,326)	(24,830)
Net Deferred Tax Asset	-	-

In accordance with ASC 740 and based on all available evidence on a jurisdictional basis, the Company believes that, it is more likely than not that its deferred tax assets will not be utilized, and has recorded a full valuation allowance against its net deferred tax assets in each jurisdiction.

As of March 31, 2012, the Company had net operating loss (NOL) carry-forwards to reduce future Federal income taxes of approximately $60,355, expiring in various years ranging through 2031. Utilization of the NOLs may be subject to a substantial annual limitation due to ownership change limitations that may have occurred or that could occur in the future, as required by Section 382 of the Internal Revenue Code of 1986, as amended (the "Code"), as well as similar state limitations.  These ownership changes may limit the amount of NOLs that can be utilized annually to offset future taxable income and tax, respectively.  In general, an "ownership change" as defined by Section 382 of the Code, results from a transaction of series of transactions over a three-year period resulting in an ownership change of more than 50 percentage points of the outstanding stock by a company by certain stockholders or public groups.

As of March 31, 2012, realization of the Company's net deferred tax asset of approximately $34,326 was not considered more likely than not and, accordingly, a valuation allowance of $34,326 has been provided. During the year ended March 31, 2012, the valuation allowance increased by $9,496.

ASC 740 requires the consideration of a valuation allowance to reflect the likelihood of realization of deferred tax assets.  Significant management judgment is required in determining any valuation allowance recorded against deferred tax assets.

The Company adopted the provisions of ASC 740 on January 1, 2008 and there was no difference between the amounts of unrecognized tax benefits recognized in the balance sheet prior to the adoption of ASC 740 and those after the adoption of ASC 740. There were no unrecognized tax benefits not subject to valuation allowance as at March 31, 2012 and March 31, 2011. The Company recognized no interest and penalties on income taxes in its statement of operations for the year ended March 31, 2012; or the year ended March 31, 2011.  Management has evaluated and concluded that there are no significant uncertain tax positions requiring recognition in the Company’s financial statements as of March 31, 2012. The Company’s Federal and State income tax returns remain subject to examination for all tax years ended 2008 and 2007, respectively. The Company is currently under audit examination by the IRS of the tax year December 31, 2010.